Putnam
Massachusetts
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "Since we reported that municipal bonds were a 'screaming buy' ('Why You Should Bond with Munis,' September 1998), they have become even more attractive. . . . Trouble is, it's long been next to impossible for an individual investor to figure out how to get a good deal on a muni bond. . . . How can you avoid getting snared? The simple answer is to buy via a mutual fund."

                            -- "Munificent Munis," Money, November 1998

* "We have put a high priority on ensuring that your fund's income stream remains competitive with other, more volatile funds with longer maturities, but it is also our goal to minimize fluctuations in the value of the portfolio."

                            -- Leslie J. Burke, manager
                               Putnam Massachusetts Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The rush of foreign investors to the safety of U.S. Treasury bonds in recent months has driven prices on these securities markedly higher. Because of the inverse relationship of yields to prices, yields on 30-year Treasuries have declined to virtually the same level as those on long-term municipals. This near parity has made Massachusetts tax-exempt bonds unusually attractive for tax-conscious Bay State investors.

A flurry of new general obligation issues fed into the rising demand earlier in the fund's fiscal year but then later subsided, mirroring the trend toward tight supplies in the national tax-exempt bond market. Not surprisingly, health care remains Putnam Massachusetts Tax Exempt Income Fund's largest portfolio sector. Fund Manager Leslie Burke also significantly increased the allocation to college and university bonds during the period.

In the following report from Leslie, you will find details of these developments and other aspects of the fund's performance during the six months ended November 30, 1998. She also offers her views on prospects for the remainder of fiscal 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999



Report from the Fund Manager
Leslie J. Burke

For most of the first six months of Putnam Massachusetts Tax Exempt Income Fund's current fiscal year, we adopted a strategy designed to maximize the fund's income while providing what we expected to be a fair amount of downside protection. We did this by investing much of the portfolio in long-term municipal bonds while using Treasury futures to bring the portfolio's maturity back into the neutral range. While our approach was successful from an income perspective -- which is, after all, the fund's objective -- this fall's extraordinary rally in the Treasury market had a negative effect on total return.

As a consequence, although the fund benefited from several other aspects of our strategy, total return for the six months ended November 30, 1998, is somewhat disappointing; the fund's class A shares returned 2.84% at net asset value (-2.05% at public offering price). While this is also reflected in the fund's one-year ranking by Lipper Analytical Services* (31 of 57 Massachusetts bond funds tracked for the 12 months ended December 31, 1998), over longer periods, the fund remains quite competitive. Its class A shares finished in the top 31% (16 of 52) funds tracked for 3 years and in the top 20% (6 of 30) funds tracked for 5 years. Furthermore, we believe the current market environment offers an excellent opportunity for municipal bond investors and are working to take advantage of it from both an income and a total return perspective. For complete performance information, see page 9.

* MUNICIPAL BOND PRICES NOW EXCEPTIONALLY ATTRACTIVE

After a turbulent autumn, the municipal bond market has calmed down and even slightly outperformed the Treasury market. Long-term municipal bond yields are approximately the same as the 30-year Treasury bond yield -- exhibiting a remarkable level of cheapness relative to Treasuries.
This ratio dropped to 97% during November, but had returned to 100% by the end of the month. Up until the last few months, the ratio of municipal bond yields to Treasury yields had been in the 84% to 87% range.

*Past performance is not indicative of future results. Lipper Analytical
 Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. Performances of other share classes will vary.

We arrived at these unprecedented yield ratios after a string of international problems set off the stock market volatility and the bond market rallies. As foreign investors and hedge fund investors panicked about plummeting stock markets, they began a flight to quality -- selling investments with virtually any element of risk and rushing to the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries while pushing down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market didn't rise as much as those of Treasuries. For the last few months, municipal bond yields have been extremely close or equal to Treasury yields, making municipal bonds an exceptional investment choice for U.S. investors.

* MASSACHUSETTS BOND SUPPLY SURGES, THEN BEGINS TO DECLINE

As we began the fiscal year, demand for Massachusetts general obligation bonds (GOs) was relatively strong -- a continued reflection of the state's healthy economy. There was some spillover effect to other sectors of the market. Toward the end of the semiannual period, however, there was a supply surge, as several major issues came to market. We were able to purchase a number of these, including Massachusetts Higher Education debt and grant anticipation notes (GANs), which are basically federal transfers. The supply has since trailed off dramatically and Massachusetts debt is now starting to appreciate relative to that of other states. This appreciation may slow temporarily with the rollback of the unearned income tax in January, but in our opinion, the ongoing demand should continue to support prices.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care        27.1%

Education          15.5%

Water and sewer     9.2%

Transportation      8.7%

Waste management    3.8%


Footnote reads:
*Based on net assets as of 11/30/98. Holdings will vary over time.


Supply/demand trends benefited another area of the portfolio during this period. We had acquired a substantial amount of Puerto Rico debt during fiscal 1998, when the supply was plentiful. However, the supply virtually dried up early in the current fiscal year, and we were able to take profits on the position -- well in advance of the hurricane that swept the island this fall.

* COUPON AND SECTOR STRUCTURE HELPS FUND CAPTURE APPRECIATION AS INTEREST RATES FALL

The municipal market has been generally strengthening since spring, and with the recent declines in interest rates, we have been focusing a portion of the portfolio on discount-coupon bonds. Because their coupon rates are initially less than those of current-coupon bonds, they can be acquired at a lower dollar price, and because municipal bonds are selling at such a cheap ratio to Treasuries, there is also a fair amount of protection against a backup in the bond market. As rates continued to decline, these discount-coupon bonds appreciated in price, effectively becoming current-coupon bonds, and started to trade at par, or face value. At this point, the market assumes the bond is callable and will be called; the call option overrides the maturity and shortens the life of the bond. So, as bonds approached par, we would actively swap to lower-coupon bonds to maintain the portfolio's appreciation potential.

As the fiscal year began, we were concentrating on bonds with 51/4% coupons; more recently we have worked our way down to 43/4% coupons and still believe there is potential for further appreciation.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B -- 1.5%

Ba/BB -- 8.4%

Baa/BBB -- 16.7%

VMIG1 -- 0.3%

A -- 9.7%

Aa -- 10.5%

Aaa/AAA -- 52.9%

Footnote reads:
*As a percentage of market value as of 11/30/98. A bond rated Baa or higher is considered investment grade. Ratings reflect Moody's and Standard & Poor's(R) descriptions; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


We continue to be especially active with college and university bonds, increasing this portion of the portfolio to 15% at the close of the semiannual period. Many of the bonds we are using in our coupon swapping strategy fall in this industry sector, which also happens to be one of the most liquid areas of the Massachusetts market. Recent acquisitions include Tufts, Babson, and Boston College bonds. Individual ratings vary but all are quite high in credit quality; the Babson bonds are also insured. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* FUND BENEFITS FROM REFUNDINGS IN HEALTH-CARE SECTOR

Bonds from the health-care and hospital sector still make up the largest portion of the portfolio. Bonds of long-term care facilities have performed especially well for the fund; one of our longer-term holdings -- Spring House, in Jamaica Plain -- has made an especially strong contribution to both income and total return.

Another major long-term care holding, the Loomis House, in South Hadley, was a candidate for prerefunding as we ended the semiannual period. In a prerefunding, new bonds are issued to pay off the original bond issue at the first call date or maturity, and proceeds from the issue are invested in an escrow fund made up of U.S. Treasury securities. Because of the safety of principal represented by the Treasuries, the original bonds are considered more creditworthy and an upgrade generally follows -- along with higher bond prices.

We had long expected that bonds issued to support Massachusetts Eye & Ear Infirmary would be refunded, and during this semiannual period, our expectations were fulfilled. One of the country's premier facilities in its field, Mass. Eye & Ear had been an underachiever for some time as it adjusted to cost pressures and cutbacks. The bonds we hold carry a 73/8% coupon and their rating is now Baa -- a fortuitous combination that is pretty hard to find in any market.

* SLOWING SUPPLY, STRONG ECONOMY SHOULD SUPPORT BOND PRICES

It is reassuring to note that we have a Federal Reserve Board that is prepared to step in to stabilize the markets when a crisis occurs. As of November 30, the Fed had cut interest rates three times, totaling 75 basis points and sending a positive message to Wall Street and the rest of the world. Looking ahead, we anticipate a slowing, but still strong economy supported by the Fed and consumers' willingness to spend.

As we began the second half of fiscal 1999, the supply of Massachusetts bonds was limited and supported by increasing demand. This, along with the healthy economy in the Commonwealth, bodes well for your fund's performance over the rest of the fiscal year. While we continue to believe it is in shareholders' best interests to minimize the fund's sensitivity to interest-rate changes, our current portfolio holdings and strategy should prove advantageous in a climate of slow, steady economic growth.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 11/30/98

                                Class A           Class B           Class M
(inception date)               (10/23/89)        (7/15/93)         (5/12/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                     2.84%   -2.05%    2.40%   -2.60%    2.58%   -0.73%
------------------------------------------------------------------------------
1 year                       6.31     1.22     5.62     0.62     5.88     2.45
------------------------------------------------------------------------------
5 years                     34.17    27.85    29.75    27.77    31.84    27.52
Annual average               6.05     5.04     5.35     5.02     5.68     4.98
------------------------------------------------------------------------------
Life of fund               103.12    93.54    89.49    89.49    96.02    89.70
Annual average               8.10     7.53     7.28     7.28     7.68     7.29
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/98

                                            Lehman Bros.
                                            Municipal         Consumer
                                            Bond Index      Price Index
------------------------------------------------------------------------------
6 months                                       3.84%           0.74%
------------------------------------------------------------------------------
1 year                                         7.77            1.55
------------------------------------------------------------------------------
5 years                                       37.81           12.48
Annual average                                 6.63            2.38
------------------------------------------------------------------------------
Life of fund                                 103.52           30.57
Annual average                                 8.14            2.98
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/98

                               Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)            6             6            6
------------------------------------------------------------------------------
Income                        $0.249895     $0.218034    $0.235239
------------------------------------------------------------------------------
Capital gains1                   --            --           --
------------------------------------------------------------------------------
 Total                        $0.249895     $0.218034    $0.235239
------------------------------------------------------------------------------
Share value:              NAV      POP         NAV     NAV      POP
------------------------------------------------------------------------------
5/31/98                   $9.61   $10.09      $9.61    $9.61    $9.93
------------------------------------------------------------------------------
11/30/98                   9.63    10.11       9.62     9.62     9.94
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2     5.17%    4.92%      4.52%    4.87%    4.72%
------------------------------------------------------------------------------
Taxable equivalent3        9.72     9.26       8.50     9.17     8.87
------------------------------------------------------------------------------
Current 30-day SEC yield4  4.10     3.91       3.41     3.82     3.70
------------------------------------------------------------------------------
Taxable equivalent3        7.71     7.36       6.42     7.19     6.96
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 46.85% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (10/23/89)        (7/15/93)         (5/12/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                    2.97%   -1.94%    2.63%   -2.37%    2.81%    -0.51%
------------------------------------------------------------------------------
1 year                      5.33     0.33     4.54    -0.46     4.91      1.53
------------------------------------------------------------------------------
5 years                    32.22    25.98    27.98    25.99    29.87     25.61
Annual average              5.74     4.73     5.06     4.73     5.37      4.67
------------------------------------------------------------------------------
Life of fund              104.04    94.41    90.24    90.24    96.85     90.51
Annual average              8.07     7.50     7.25     7.25     7.65      7.27
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC            -- AMBAC Indemnity Corporation
FNMA Coll.       -- Federal National Mortgage Association Collateralized
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association Collateralized
G.O. Bonds       -- General Obligation Bonds
IFB              -- Inverse Floating Rate Bonds
MBIA             -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN             -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Massachusetts (92.1%)
--------------------------------------------------------------------------------------------------------------------------
        $ 4,915,000  Agawam, Res. Recvy. Rev. Bonds
                       (Springfield Res. Recvy.), 8 1/2s, 12/1/08                               BBB-        $    5,054,930
          1,270,000  Boston, Nursing Home Rev. Bonds
                       (St. Joseph Nursing Care Ctr. Inc.), 10s, 1/1/20                         BB-              1,366,355
          4,000,000  Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                       (Springhouse, Inc.), 6s, 7/1/28                                          BB/P             4,030,000
          7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                       (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                               Baa1             7,542,500
          7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                       5 3/4s, 11/1/13                                                          A1               8,718,581
          5,000,000  City of Quincy, IFB (Quincy Hosp.), FSA,
                       6.42s, 1/15/11                                                           Aaa              5,431,250
                     Lowell G.O. Bonds
          1,250,000    8.4s, 1/15/09                                                            Baa1             1,392,188
          2,455,000    8.3s, 2/15/05                                                            Aaa              2,768,013
                     MA Bay Trans. Auth. Rev. Bonds
          3,550,000    Ser. B, 6.2s, 3/1/16                                                     Aa3              4,162,375
          4,800,000    Ser. C, 6.1s, 3/1/23                                                     Aa3              5,232,000
          7,500,000    (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                                Aa3              8,306,250
          4,000,000    Ser. A, 5 1/2s, 3/1/12                                                   Aa3              4,385,000
                     MA Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,000,000    (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                                  BBB+             2,958,750
         10,000,000    (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                        Aaa             10,362,500
          2,000,000  MA Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                       FNMA Coll., Ser. E, 6 1/4s, 11/15/12                                     Aaa              2,160,000
          1,650,000  MA Indl. Fin. Agcy. Rev. Bonds (Wentworth Inst.
                       of Tech.), 5 3/4s, 10/1/28                                               Baa1             1,703,625
          3,000,000  MA State Antic. Notes, Ser. B, 5 1/8s, 6/15/15                             Aa3              3,048,750
          1,000,000  MA State Cons. Loan G.O. Bonds, Ser. A,
                       7 5/8s, 6/1/08                                                           Aaa              1,115,000
                     MA State G.O. Bonds
          5,075,000    AMBAC, 8.85s, 11/1/14 (acquired 5/11/98,
                       cost $6,660,938) (RES)                                                   AAA/P            7,181,125
          1,935,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                       cost $2,401,142) (RES)                                                   Aa3              2,527,594
          5,000,000    Ser. B, AMBAC, 6 1/4s, 7/1/20                                            Aaa              5,450,000
          5,000,000    Ser. C, 5 1/4s, 8/1/15                                                   Aa3              5,218,750
                     MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.17s, 8/12/21                      Aaa              2,342,500
          6,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       9.289s, 7/1/25                                                           Aaa              6,907,500
          7,500,000    (Boston U.), MBIA, 8.46s, 10/1/31                                        Aaa              8,821,875
          7,900,000    (New England Medical Ctr.), MBIA, 7.08s, 7/1/18                          Aaa              8,235,750
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000    (1st Mtge. Fairview Extended Care), Ser. A,
                       10 1/4s, 1/1/21                                                          Aaa              2,320,000
          5,265,000    (Goddard Memorial Hosp.), Ser. B, 9s, 7/1/15                             Baa3             5,732,269
          2,000,000    (Nichols College), Ser. B, 8 1/2s, 10/1/16                               BBB-             2,230,000
          2,500,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                       8 3/8s, 7/1/15                                                           Baa3             2,734,375
          4,250,000    (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                                     Baa2             4,611,250
          2,150,000    (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18                           Aaa              2,340,813
          3,300,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                                      Ba2              3,372,270
          6,010,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                       7 7/8s, 8/15/24                                                          BB/P             6,776,275
          3,000,000    (Stonehill College), Ser. D, AMBAC, 7.7s, 7/1/20                         AAA              3,255,000
          2,220,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             2,461,425
          8,610,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            9,901,500
          1,900,000    (Sisters Providence Hlth. Syst), Ser. A,
                       6 5/8s, 11/15/22                                                         Aaa              2,173,125
          1,550,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                       Aaa              1,734,062
          3,880,000    (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18                        Aaa              4,340,750
          5,000,000    (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                     Aaa              5,925,000
          9,850,000    (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/12                           Aaa             11,462,938
          7,250,000    (Newton-Wellesley Hosp.), Ser. E, MBIA,
                       6s, 7/1/25                                                               Aaa              7,857,188
          2,250,000    (Cap Cod Hlthcare), Ser. B, 5.45s, 11/15/23                              BBB+             2,255,625
          4,250,000    (Boston College), Ser. K, 5 3/8s, 6/1/14                                 A1               4,563,438
         10,915,000    (Boston College), Ser. L, 4 3/4s, 6/1/31                                 Aa3             10,301,031
          6,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds (Residential
                       Dev.),(FNMA Coll.), Ser. C, 6.9s, 11/15/21                               Aaa              6,555,000
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          6,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            7,263,750
          3,410,000    Ser. A, 9s, 7/1/15                                                       BB-/P            3,802,150
                     MA State Indl. Fin. Agcy. Rev. Bonds
          1,950,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   BB-              2,040,870
          6,000,000    (Orchard Cove Inc.), 9s, 5/1/22                                          AAA/P            7,155,000
          3,765,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            4,197,975
          1,765,000    (Morton Hosp. & Med. Ctr.), Ser. A, U.S. Govt.
                       Coll., 8 3/4s, 7/1/11                                                    Aaa              1,844,725
          2,500,000    (Leominster Hosp.), Ser. A, 8 5/8s, 8/1/09                               AAA/P            2,640,225
          3,600,000    (Cape Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20                           Aaa              4,009,500
          3,000,000    (1st Mtge. Stone Institution & Newton),
                       7.9s, 1/1/24                                                             B/P              3,281,250
          5,140,000    (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                             BBB-             5,827,475
          7,330,000    (Merrimack College), 7 1/8s, 7/1/12                                      AAA              8,292,063
          3,000,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20                      B/P              3,017,940
          3,500,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                               BBB-/P           3,788,750
          1,165,000    (Clark U.), Ser. E, 7s, 7/1/12                                           A3               1,258,200
          2,605,000    (Clark U.), Ser. F, 7s, 7/1/11                                           A3               2,865,500
          3,000,000    (1st. mtge. Brookhaven), Ser. A, 7s, 1/1/09                              BBB-/P           3,270,000
          5,875,000    (American Hingham, Wtr. Treatment),
                       6 3/4s, 12/1/25                                                          BBB/P            6,469,844
          6,000,000    (1st Mtge. Berkshire Retirement Home), Ser. A,
                       6 5/8s, 7/1/16                                                           BBB              6,420,000
          2,000,000    (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                             BBB-/P           2,036,440
          1,350,000    (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10                         A-/P             1,454,625
          3,385,000    (Park. School), 5.9s, 9/1/26                                             A3               3,571,175
          2,000,000    (Babson College), Ser. A, MBIA, 4 3/4s, 10/1/28                          AAA              1,915,000
         12,250,000    (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                                AAA             11,729,375
          1,985,677    (1st Mtge. Pioneer Valley Living Ctr.),
                       zero % 10/1/20                                                           B/P                  2,482
         19,500,000  MA State Tpk. Auth. Rev. Bonds, Ser. A, MBIA,
                       5s, 1/1/37                                                               Aaa             19,110,000
                     MA State Wtr. Resources Auth. Rev. Bonds
          7,500,000    Ser. A, 7s, 4/1/18                                                       Aaa              8,006,250
         10,000,000    Ser. A, 6 1/2s, 7/15/19                                                  A1              11,975,000
          2,900,000    Ser. C, MBIA, 5 1/4s, 12/1/15                                            Aaa              3,081,250
          9,200,000    Ser. A, FSA, 4 3/4s, 8/1/37                                              Aaa              8,717,000
                     Somerville, Hsg. Auth. Rev. Bonds
                       (Clarendon-Hill Mtge.)
          2,000,000    GNMA Coll., 7.95s, 11/20/30                                              AAA              2,095,000
          1,360,000    GNMA Coll., 7.85s, 11/20/10                                              AAA              1,426,300
          3,020,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                       9 1/4s, 12/1/22                                                          BB-/P            3,488,100
                     Worcester Rev. Bonds (St. Francis Home)
          2,000,000    9 3/4s, 7/1/19                                                           BB-/P            2,006,700
          1,000,000    9.4s, 7/1/08                                                             BB-/P            1,003,090
                                                                                                            --------------
                                                                                                               388,389,499

Puerto Rico (6.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Cmnwlth. of PR, G.O. Bonds, 6 1/2s, 7/1/13                                 A                2,027,250
          1,200,000  Cmnwlth. of PR, Hwy. Trans. Auth. VRDN, AMBAC,
                       2 1/2s, 7/1/28                                                           VMIG1            1,200,000
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          1,000,000    Ser. Y, MBIA, 6 1/4s, 7/1/14                                             Aaa              1,183,750
          2,925,000    Ser. Y, MBIA, 6 1/4s, 7/1/13                                             Aaa              3,462,466
          5,000,000    Ser. W, MBIA, 5 1/2s, 7/1/15                                             Aaa              5,493,750
          4,000,000  Cmnwlth. of PR, G.O. Bonds, 5 1/2s, 7/1/10                                 A                4,375,000
          5,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. BB, MBIA,
                       6 1/4s, 7/1/10                                                           AAA              5,906,250
          2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                       Rev. Bonds (Special Facilities-American Airlines),
                       Ser. A, 6.45s, 12/1/25                                                   Baa1             2,850,250
          1,000,000  PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                     Aaa              1,120,000
                                                                                                            --------------
                                                                                                                27,618,716
--------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                       (cost $387,164,174)                                                                  $  416,008,215
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $421,733,339.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1998, Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $387,164,248, resulting in gross unrealized appreciation and depreciation of $29,896,549 and $1,052,582, respectively, or net unrealized appreciation of $28,843,967.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1998 was $9,708,719 or 2.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1998.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1998.

      The fund had the following industry group concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

         Health care     27.1%
         Education       15.5

      The fund had the following insurance concentrations greater than 10% at November 30, 1998 (as a percentage of net assets):

         MBIA            18.2%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1998 (Unaudited)
                                                                    Unrealized
                            Total     Aggregate Face    Expiration Appreciation/
                        Market Value      Value            Date   (Depreciation)
-------------------------------------------------------------------------------
U.S. Treasury Bond
20 Yr. (Short)           $2,591,875   $ 2,588,037         Mar-99     $ (3,838)
Municipal Bond
Index (Short)             2,774,063     2,769,119         Mar-99       (4,944)
Municipal Bond
Index (Short)            11,002,782    11,043,400         Dec-98       40,618
U.S. Treasury
Bond (Short)             14,412,657    14,021,755         Dec-98     (390,902)
-------------------------------------------------------------------------------
                                                                    $(359,066)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $387,164,174) (Note 1)                                            $416,008,215
-----------------------------------------------------------------------------------------------
Cash                                                                                    484,186
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        7,765,014
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,198,241
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          335,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        426,790,656

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            233,875
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   744,657
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      3,051,848
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              120,638
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            623,206
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               52,977
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,023
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,066
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  183,325
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   35,702
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     5,057,317
-----------------------------------------------------------------------------------------------
Net assets                                                                         $421,733,339

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $400,002,924
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (164,004)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (6,590,556)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           28,484,975
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $421,733,339

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($301,763,490 divided by 31,337,739 shares)                                               $9.63
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.63)*                                   $10.11
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($116,576,111 divided by 12,114,350 shares)+                                              $9.62
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,393,738 divided by 352,600 shares)                                                    $9.62
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.62)**                                   $9.94
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1998 (Unaudited)
Tax exempt interest income:                                                         $12,229,847
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,237,285
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          231,638
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,683
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,187
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   298,210
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   473,444
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     7,217
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  13,206
-----------------------------------------------------------------------------------------------
Auditing                                                                                 15,914
-----------------------------------------------------------------------------------------------
Legal                                                                                     2,377
-----------------------------------------------------------------------------------------------
Postage                                                                                  18,177
-----------------------------------------------------------------------------------------------
Other                                                                                    60,739
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,367,077
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (33,800)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,333,277
-----------------------------------------------------------------------------------------------
Net investment income                                                                 9,896,570
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        928,931
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,842,644)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                                   1,987,444
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,073,731
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $10,970,301
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  9,896,570    $ 20,001,406
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (913,713)      1,042,652
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            1,987,444      10,810,187
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 10,970,301      31,854,245
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
---------------------------------------------------------------------------------------------------------------
    Class A                                                                          (7,713,944)    (15,261,832)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,518,288)     (4,463,933)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (70,374)       (127,246)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    19,166,881      21,464,363
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         19,834,576      33,465,597

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 401,898,763     368,433,166
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed
net investment income of $164,004 and
$242,032, respectively)                                                            $421,733,339    $401,898,763
---------------------------------------------------------------------------------------------------------------
 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                       November 30
operating performance            (Unaudited)                                    Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.61            $9.31            $9.11            $9.21            $9.05            $9.55
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24              .51              .52              .54              .55              .55
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .03              .30              .21             (.10)             .18             (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .27              .81              .73              .44              .73              .20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.25)            (.51)            (.53)            (.54)            (.55)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                         --               --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.25)            (.51)            (.53)            (.54)            (.57)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.63            $9.61            $9.31            $9.11            $9.21            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.84*            8.86             8.17             4.81             8.45             1.92
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $301,763         $293,978         $280,402         $259,934         $251,232         $244,519
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .49*             .95              .96              .95              .89              .96
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.50*            5.33             5.67             5.80             6.11             5.69
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.49*           31.13            19.12            34.57            47.53            36.20
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended                                                                          For the period
Per-share                       November 30                                                                        July 15, 1993+
operating performance            (Unaudited)                               Year ended May 31                          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.61            $9.30            $9.10            $9.20            $9.05            $9.71
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .21              .45              .46              .48              .49              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .02              .30              .21             (.11)             .17             (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .23              .75              .67              .37              .66             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.44)            (.47)            (.47)            (.49)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                         --               --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.44)            (.47)            (.47)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.62            $9.61            $9.30            $9.10            $9.20            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.40*            8.27             7.47             4.12             7.64            (1.15)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $116,576         $105,351          $85,192          $65,538          $47,573          $23,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .82*            1.60             1.61             1.60             1.53             1.41*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.16*            4.67             4.99             5.13             5.46             4.32*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.49*           31.13            19.12            34.57            47.53            36.20
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six months
                                                    ended                                                         For the period
Per-share                                        November 30                                                       May 12, 1995+
operating performance                            (Unaudited)                    Year ended May 31                    to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.61            $9.31            $9.10            $9.21            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .22              .48              .50              .51              .02(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .03              .30              .21             (.11)             .12
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .25              .78              .71              .40              .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.24)            (.48)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.24)            (.48)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.62            $9.61            $9.31            $9.10            $9.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            2.58*            8.55             7.96             4.37             1.53*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $3,394           $2,570           $2,839           $1,290              $22
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .64*            1.25             1.26             1.24              .06*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.33*            5.05             5.30             5.58              .30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               7.49*           31.13            19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's Manager, Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term tax-exempt investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 1998, the fund had a capital loss carryover of approximately $3,140,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover                   Expiration
-----------------------       -----------------------
      $1,126,000                    May 31, 2003
       2,014,000                    May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1998, the fund had no borrowings against the line of credit.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1998, fund expenses were reduced by $33,800 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $450 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35%, 1.00%, and 1.00% of the fund's average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares, respectively.

For the six months ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $29,306 and $599 from the sale of class A and class M shares, respectively and $82,276 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchases without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $200 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $51,225,345 and $30,112,454, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                         Six months ended
                                                         November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,232,538        $21,497,247
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                     439,285           4,228,429
-----------------------------------------------------------------------------
                                                2,671,823          25,725,676

Shares
repurchased                                    (1,912,187)        (18,414,907)
-----------------------------------------------------------------------------
Net increase                                      759,636         $ 7,310,769
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,088,492        $48,546,833
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      873,674          8,354,893
-----------------------------------------------------------------------------
                                                 5,962,166         56,901,726

Shares
repurchased                                     (5,491,082)       (52,351,447)
-----------------------------------------------------------------------------
Net increase                                       471,084        $ 4,550,279
-----------------------------------------------------------------------------

                                                         Six months ended
                                                         November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,641,878        $15,800,989
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      160,815          1,546,695
-----------------------------------------------------------------------------
                                                1,802,693          17,347,684

Shares
repurchased                                       (655,936)        (6,314,366)
-----------------------------------------------------------------------------
Net increase                                     1,146,757        $11,033,318
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,983,560        $28,444,358
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      284,284          2,717,263
-----------------------------------------------------------------------------
                                                 3,267,844         31,161,621

Shares
repurchased                                     (1,456,444)       (13,895,820)
-----------------------------------------------------------------------------
Net increase                                     1,811,400        $17,265,801
-----------------------------------------------------------------------------

                                                         Six months ended
                                                         November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         97,879           $945,382
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        5,003             48,135
-----------------------------------------------------------------------------
                                                   102,882            993,517

Shares
repurchased                                        (17,774)          (170,723)
-----------------------------------------------------------------------------
Net increase                                        85,108           $822,794
-----------------------------------------------------------------------------

                                                           Year ended
                                                          May 31. 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        106,396         $1,012,124
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        9,116             87,040
-----------------------------------------------------------------------------
                                                   115,512          1,099,164

Shares
repurchased                                       (153,096)        (1,450,881)
-----------------------------------------------------------------------------
Net decrease                                       (37,584)        $ (351,717)
-----------------------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

High Quality Bond Fund [DAGGER]

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Rund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DAGGER] Formerly Putnam Federal Income Trust

[DBL.DAGGER] Closed to new investors. Some exceptions may apply.
             Contact putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com

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PUTNAM
INVESTMENTS
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